QUANTITATIVE FUNDS

STATEMENT OF ADDITIONAL INFORMATION

Supplement dated February 1, 2021

to the Statement of Additional Information dated November 1, 2020

AmericaFirst Monthly Risk-On Risk-Off Fund

Class A: ABRFX  Class U: ABRUX  Class I: ABRWX

AmericaFirst Income Fund

Class A: AFPAX  Class U: AFPUX  Class I: AFPIX

AmericaFirst Defensive Growth Fund

Class A: DGQAX  Class U: DGQUX  Class I: DGQIX

AmericaFirst Large Cap Share Buyback Fund

Class A: SBQAX  Class U: SBQUX Class I: SBQIX

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Timothy P. Highland and Michael A. Gunning have concluded their service as Trustees to AmericaFirst Quantitative Funds (the "Trust").  They have been replaced by David S. Friedensohn and Monica S. Himes following their election on January 29, 2021, as Trustees, by shareholders of the Funds in the Trust.  Any references to the contrary in the Statement of Additional Information should be disregarded.  The following supplements the information provided under the heading "TRUSTEES AND OFFICERS."

Mr. David S. Friedensohn possesses what the Board feels are unique experiences, qualifications and skills valuable to the Trust.  Mr. Friedensohn is an executive consultant to privately held and publicly traded companies and their investors.  He has worked as the CEO of both publicly traded and privately funded internet-based e-commerce, business software and digital entertainment content companies.  He has held board positions, executive and senior consulting roles with a variety of software, entertainment and media companies including Viacom, NBC International, BMG Worldwide, National Geographic Television and Sony Pictures Entertainment.  He holds an MBA from Columbia University School of Business and an AB from Dartmouth College.  He also possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of prior service to a multi-fund mutual fund complex as a trustee and audit committee member.  The Board believes Mr. Friedensohn's experience and expertise in various industries and prior mutual fund service adds depth and understanding to its consideration of the Trustee's obligations to the Trust and shareholders.

Ms. Monica S. Himes possesses what the Board feels are unique experiences, qualifications and skills valuable to the Trust.  Ms. Himes has over ten years of capital markets experience includes investment sourcing, capital raising and marketing, as well as strategic advisory for emerging and established managers in alternative investments with focus in real estate and sustainable industries.  She has expertise in private equity with direct, fund and joint venture partnership investment structures within the United States and Latin America.  Additionally, she led a capital raising campaign from inception to closing for the first institutional fund for a global private equity real estate firm.  Prior to her capital raising experience she was at Wachovia Securities with the Equity Research Real Estate group.  Before her tenure in the United States, she held positions in a management consultant group, specializing in engagements with local government, bank and private investors, and an international trade firm, focusing on consumer products in Monterrey, Mexico.  She also holds FINRA series 7 and 63 licenses.  She holds a Master of Science in Finance degree from Suffolk University, and a Bachelor's degree in International Business from the Instituto Tecnologico y de Estudios Superiores de Monterrey.  The Board believes Ms. Himes' experience and expertise in the broker-dealer industry as well as her experience in financial analysis and research, adds depth and understanding to its consideration of the Trustee's obligations to the Trust and shareholders.

DISINTERESTED TRUSTEES

Name Address^ Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
David S. Friedensohn Year of Birth: 1961	Trustee, January 2021 to present	CEO, The Wall Street Transcript (financial news and research publisher), 2009 to present; Managing Director, Pellinore Ventures, LLC (investment and consulting enterprise), 2010 to present.	4	Nile Capital Investment Trust, Feb. 2010 to March 2019.
Monica S. Himes Year of Birth: 1973	Trustee, January 2021 to present	Registered Representative, OCP Capital, LLC (private capital raising focused broker-dealer) 2013 to present.	4	None

^ c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights OH 44147.

* The term of office for each Trustee listed above will continue indefinitely.

** The term "Fund Complex" refers to the four Funds in the Trust.

As of the date of this supplement David S. Friedensohn and Monica S. Himes held no shares of the Funds and had received no compensation from the Trust.

The Statement of Additional Information dated November 1, 2020 and the Prospectus dated November 1, 2020, each provide information that you should know before investing in the Funds and should be retained for future reference.  The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  All of these documents are available upon request and without charge by calling shareholder services at 1-877-217-8501.

Please retain this Supplement for future reference.